UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53603	26-1379210
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 2.01 and Item 9.01 of Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Portfolio of Hotels

On April 30, 2010, through one of our indirect wholly-owned subsidiaries, we closed on the purchase of three hotels out of a portfolio of seven hotels.  The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

The table below describes the hotels:

Hotel Location	Franchise	Number of Rooms	Purchase Price
Boise, Idaho	Hampton Inn & Suites	186	$22,370,000
Rogers, Arkansas	Homewood Suites	126	10,900,000
St. Louis, Missouri	Hampton Inn & Suites	126	16,000,000
TOTAL		438	$49,270,000

The purchase price for these hotels was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the closings described above, three closings have occurred under a series of purchase contracts executed on March 16, 2010 for the potential purchase of seven hotels.  Additional information regarding the purchase contracts is set forth in our Form 8-K dated March 16, 2010 and filed with the Securities and Exchange Commission on March 19, 2010, which is incorporated herein by reference.  There can be no assurance at this time that any further closings will occur under the remaining purchase contracts.

Anchorage, AK Hotel

On April 30, 2010, through one of our indirect wholly-owned subsidiaries, we closed on the purchase of a hotel located in Anchorage, Alaska.  The hotel acquired by our purchasing subsidiary is an Embassy Suites® hotel containing 169 guest rooms.  The purchase price for the hotel was $42,000,000.  The seller has no material relationship with us or our subsidiaries, other than through the purchase contract and other related contracts.

The purchase price was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

Additional information regarding the purchase contract for this hotel is set forth in our Form 8-K dated March 16, 2010 and filed with the Securities and Exchange Commission on March 19, 2010, which is incorporated herein by reference.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01.                                          Financial Statements and Exhibits.

a. Financial statements of businesses acquired.

Financial statements for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

b. Pro forma financial information.

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Pro forma financial information for the hotels described in Item 2.01 of this report will be filed as necessary by amendment within the required time period.

c. Shell company transaction.

Not Applicable

d. Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

May 4, 2010

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